Mineral Licenses, Net - Schedule of Mineral Licenses (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Coal deposits	$ 3,917,536	$ 3,814,771
Chrome deposits	1,367,152	1,388,856
Iron ore deposits	91,376	78,059
Nickel deposits		34,516
Limestone deposits	2,851	2,689
Quartzite deposits	308	306
Mineral licenses before depletion	5,379,223	5,319,197
Accumulated depletion	(720,566)	(585,521)
Mineral licenses, net	$ 4,658,657	$ 4,733,676